EXHIBIT 10.18

1.05    CONTRIBUTION ON BEHALF OF EMPLOYEES

(a)	Deferral Contributions (Complete all that apply):

(1) ☑    Deferral Contributions. Subject to any minimum or maximum deferral amount provided below, the Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the applicable calendar year (or portion of the applicable calendar year).

Deferral Contributions Type of Compensation	Dollar Amount		% Amount
	Min	Max	Min	Max
Base Compensation			0	13
(Note: With respect to each type of Compensation, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.)

(2) ☑     Deferral Contributions with respect to Bonus Compensation only. The
Employer requires Participants to enter into a special salary reduction agreement to make Deferral Contributions with respect to one or more Bonuses, subject to minimum and maximum deferral limitations, as provided in the table below.

Deferral Contributions Type of Bonus	Treated As		Dollar Amount		% Amount
	Performance Based	Non· Performance Based	Min	Max	Min	Max
Bonus Compensation	Yes				0	13

(Note: With respect to each type of Bonus, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages. In the event a bonus identified as a Performance-based Bonus above does not constitute a Performance-based Bonus with respect to any Participant, such Bonus will be treated as a Non-Performance-based Bonus with respect to such Participant.)

(b)    Matching Contributions (Choose (1) or (2) below, and (3) below, as applicable):

(1) ☑	The Employer shall make a Matching Contribution on behalf of each Employee Participant in an amount described below:

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                     6/27/2011
© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

(A) ☑     150% of the Employee Participant's Deferral Contributions for the
calendar year.

(B) □     The amount, if any, declared by the Employer in writing, which writing is hereby incorporated herein.

(C) □    Other: ____________________________________________________

(2) □
Matching Contribution Offset. For each Employee Participant who has made elective contributions (as defined in 26 CFR section l .40l(k)-6 ("QP Deferrals")) of the maximum permitted under Code section 402(g), or the maximum permitted under the terms of the ________________________________________ Plan (the "QP"), to the QP, the Employer shall make a Matching Contribution in an amount equal to (A) minus (B) below:

(A)
The matching contributions (as defined in 26 CFR section l.40 l (m)-l(a)(2) ("QP Match")) that the Employee Participant would have received under the QP on the sum of the Deferral Contributions and the Participant's QP Deferrals, determined as though-

•	no limits otherwise imposed by the tax law applied to such QP match; and

•	the Employee Participant's Deferral Contributions had been made to the QP.

(B)	The QP Match actually made to such Employee Participant under the QP for the applicable calendar year.

Provided, however, that the Matching Contributions made on behalf of any Employee Participant pursuant to this Section l .05(b)(2) shall be limited as provided in Section 4.02 hereof.

(3) ☑ Matching Contribution Limits (Check the appropriate box (es)):

(A) ☑     Deferral Contributions in excess of 4% of the Employee Participant's
Compensation for the calendar year shall not be considered for Matching Contributions.

(B) □     Matching Contributions for each Employee Participant for each calendar year shall be limited to $______.

(c)    Employer Contributions

(1) □    Fixed Employer Contributions. The Employer shall make an Employer Contribution on behalf of each Employee Participant in an amount determined as described below:

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     6/27/2011

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

_________________________________________________________________

_________________________________________________________________

(2) ☑
Discretionary Employer Contributions. The Employer may make Employer Contributions to the accounts of Employee Participants in any amount (which amount may be zero), as determined by the Employer in its sole discretion from time to time in a writing, which is hereby incorporated herein.

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     6/27/2011

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

AMENDMENT EXECUTION PAGE
(Fidelity's Copy)

Plan Name:     Chicago Board Options Exchange Supplemental Retirement Plan (the “Plan”)
Employer:     Chicago Board Options Exchange, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
Match	07/01/2011

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    Chicago Board Options Exchange, Inc.

By:        /s/ Deborah Woods

Title:        Vice President, Human Resources

Date:        6/27/2011

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     6/27/2011

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

AMENDMENT EXECUTION PAGE
(Employer's Copy)

Plan Name:     Chicago Board Options Exchange Supplemental Retirement Plan (the “Plan”)
Employer:     Chicago Board Options Exchange, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

Section Amended	Effective Date
Match	07/01/2011

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    Chicago Board Options Exchange, Inc.

By:        /s/ Deborah Woods

Title:        Vice President, Human Resources

Date:        6/27/2011

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     6/27/2011

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

1.05    CONTRIBUTION ON BEHALF OF EMPLOYEES

(a)	Deferral Contributions (Complete all that apply):

(1) ☑    Deferral Contributions. Subject to any minimum or maximum deferral amount provided below, the Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the applicable calendar year (or portion of the applicable calendar year).

Deferral Contributions Type of Compensation	Dollar Amount		% Amount
	Min	Max	Min	Max
Base Compensation			0	13
(Note: With respect to each type of Compensation, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.)

(2) ☑     Deferral Contributions with respect to Bonus Compensation only. The
Employer requires Participants to enter into a special salary reduction agreement to make Deferral Contributions with respect to one or more Bonuses, subject to minimum and maximum deferral limitations, as provided in the table below.

Deferral Contributions Type of Bonus	Treated As		Dollar Amount		% Amount
	Performance Based	Non· Performance Based	Min	Max	Min	Max
Bonus Compensation	Yes				0	13

(Note: With respect to each type of Bonus, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages. In the event a bonus identified as a Performance-based Bonus above does not constitute a Performance-based Bonus with respect to any Participant, such Bonus will be treated as a Non-Performance-based Bonus with respect to such Participant.)

(b)    Matching Contributions (Choose (1) or (2) below, and (3) below, as applicable):

(1) ☑	The Employer shall make a Matching Contribution on behalf of each Employee Participant in an amount described below:

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     8/22/2011
© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

(A) ☑     200% of the Employee Participant's Deferral Contributions for the
calendar year.

(B) □     The amount, if any, declared by the Employer in writing, which writing is hereby incorporated herein.

(C) □    Other: ____________________________________________________

(2) □
Matching Contribution Offset. For each Employee Participant who has made elective contributions (as defined in 26 CFR section l .40l(k)-6 ("QP Deferrals")) of the maximum permitted under Code section 402(g), or the maximum permitted under the terms of the ________________________________________ Plan (the "QP"), to the QP, the Employer shall make a Matching Contribution in an amount equal to (A) minus (B) below:

(A)
The matching contributions (as defined in 26 CFR section l.40 l (m)-l(a)(2) ("QP Match")) that the Employee Participant would have received under the QP on the sum of the Deferral Contributions and the Participant's QP Deferrals, determined as though-

•	no limits otherwise imposed by the tax law applied to such QP match; and

•	the Employee Participant's Deferral Contributions had been made to the QP.

(B)	The QP Match actually made to such Employee Participant under the QP for the applicable calendar year.

Provided, however, that the Matching Contributions made on behalf of any Employee Participant pursuant to this Section l .05(b)(2) shall be limited as provided in Section 4.02 hereof.

(3) ☑ Matching Contribution Limits (Check the appropriate box (es)):

(A) ☑     Deferral Contributions in excess of 4% of the Employee Participant's
Compensation for the calendar year shall not be considered for Matching Contributions.

(B) □     Matching Contributions for each Employee Participant for each calendar year shall be limited to $______.

(c)    Employer Contributions

(1) □    Fixed Employer Contributions. The Employer shall make an Employer Contribution on behalf of each Employee Participant in an amount determined as described below:

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     8/22/2011

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

_________________________________________________________________

_________________________________________________________________

(2) ☑
Discretionary Employer Contributions. The Employer may make Employer Contributions to the accounts of Employee Participants in any amount (which amount may be zero), as determined by the Employer in its sole discretion from time to time in a writing, which is hereby incorporated herein.

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     8/22/2011

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

AMENDMENT EXECUTION PAGE
(Fidelity's Copy)

Plan Name:     Chicago Board Options Exchange Supplemental Retirement Plan (the “Plan”)
Employer:     Chicago Board Options Exchange, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
1.05(b)(1)(A)	09/01/2011

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    Chicago Board Options Exchange, Inc.

By:        /s/ Deborah Woods

Title:        Vice President, Human Resources

Date:        8-24-11

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     8/22/2011

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

AMENDMENT EXECUTION PAGE
(Employer's Copy)

Plan Name:     Chicago Board Options Exchange Supplemental Retirement Plan (the “Plan”)
Employer:     Chicago Board Options Exchange, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

Section Amended	Effective Date
1.05(b)(1)(A)	09/01/2011

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    Chicago Board Options Exchange, Inc.

By:        /s/ Deborah Woods

Title:        Vice President, Human Resources

Date:        8-24-11

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     8/22/2011

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

The CORPORATEplan for RetirementSM
EXECUTIVE PLAN

Adoption Agreement

IMPORTANT NOTE

This document has not been approved by the Department of Labor, the Internal Revenue) Service or any other governmental entity. An Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states. An Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" under the Employee Retirement Income Security Act with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees cannot and do not provide legal or tax advice or opinions in connection with this document. This document does not constitute legal or tax advice or opinions and is not intended or written to be used, and it cannot be used by any taxpayer, for the purposes of avoiding penalties that may be imposed on the taxpayer. This document must be reviewed by the Employer's attorney prior to adoption.

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     12/4/2012
© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

ADOPTION AGREEMENT
ARTICLE l

1.01    PLAN INFORMATION

(a)	Name of Plan:

This is the Chicago Board Options Exchange Supplemental Retirement Plan (the "Plan").

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     12/4/2012

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

AMENDMENT EXECUTION PAGE
(Fidelity's Copy)

Plan Name:     Chicago Board Options Exchange Supplemental Retirement Plan (the “Plan”)
Employer:     Chicago Board Options Exchange, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
Attachment B	01/01/2012

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    Chicago Board Options Exchange, Inc.

By:        /s/ Deborah Woods

Title:        Vice President, Human Resources

Date:        12/5/2012

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     12/4/2012

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

AMENDMENT EXECUTION PAGE
(Employer's Copy)

Plan Name:     Chicago Board Options Exchange Supplemental Retirement Plan (the “Plan”)
Employer:     Chicago Board Options Exchange, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

Section Amended	Effective Date
Attachment B	01/01/2012

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    Chicago Board Options Exchange, Inc.

By:        /s/ Deborah Woods

Title:        Vice President, Human Resources

Date:        12/5/2012

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     12/4/2012

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

ATTACHMENT B

Re: SUPERSEDING PROVISIONS
for

Plan Name:    Chicago Board Options Exchange Supplemental Retirement Plan (the “Plan”)

(a)	Superseding Provision(s) - The following provisions supersede other provisions of this
Adoption Agreement and/or the Basic Plan Document as described below:

l. Notwithstanding anything to the contrary in Section l .03(a)(2), all Employees described in item 5 below are eligible to participate and shall be considered "Participants" in the Plan to the extent set forth in item 5.

2. Notwithstanding anything to the contrary in Section 1.04, for purposes of determining Deferral Contributions under the Plan, Compensation shall include only base compensation and bonuses (including amounts deferred by the Participant under the Chicago Board Options Exchange Deferred Compensation Plan for Officers). Compensation shall specifically exclude amounts contributed by the Employer under the Senior Executive Cafeteria Plan.

3. Notwithstanding anything to the contrary in Sections l.05(a)(l) and l.05(a)(2), Deferral Contributions shall be in whole and fractional percentages as designated by a Participant in his or her election fonn.

4. Section 1.05 - Contributions. A Participant may elect to make deferral contributions, pursuant to § 1.05(a) of the Adoption Agreement in an amount or percentage of his or her Compensation for any Plan Year in excess of $230,000. Deferral contributions with respect to Compensation amounts below $230,000 may be made only under the Chicago Board Options Exchange Smart Plan. Notwithstanding anything to the contrary in Article 4.01, an election to defer Compensation shall continue in effect for Compensation relating to all services perfonned in succeeding calendar years until modified or revoked by the Partici pant with a subsequent election form pursuant to Article 4.

The Company will make a matching contribution to the Plan as set forth in § 1.05(b) of the Adoption Agreement based upon the amount of each Participant's deferral contributions made under the Plan; provided that such matching contribution will be based only on the Participant's deferral contributions that relate to his Compensation in excess of $230,000. Compensation for purposes of §1.05 shall have the meaning set forth in § 1.04.

The $230,000 amounts referred to above shall all in cases be adjusted periodically to reflect cost of living increases at the same time and in the same manner as such amount is adjusted under Internal Revenue Code Section 401(a)(l 7), or any successor section.

5. Section 1.05(b)(2) - Matching Contributions. Notwithstanding the coverage requirements of Section l.03(a) or the matching contribution described in Section 1.05(b) of the Adoption Agreement, the Employer shall make a matching contribution and/or a profit sharing contribution to the Plan for the Plan Year for any Employee (regardless of the amount of his or her Compensation for such Plan Year) who

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     12/4/2012

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

elects to defer earnings otherwise payable to him or her in such Plan Year pursuant to the terms of the Chicago Board Option Exchange Deferred Compensation Plan for Officers, and as a result thereof receives a reduced matching contribution and/or a reduced profit sharing contribution for such Plan Year pursuant to the terms of the Chicago Board Options Exchange Smart Plan. The amount of the matching contribution and/or a profit sharing contribution made by the Employer to the Plan for a Participant pursuant to the terms of the preceding sentence shall equal the amount by which the matching contribution and/or profit sharing contribution made for him or her for the applicable Plan Year pursuant to the terms of the Chicago Board Options Exchange Smart Plan is reduced as a result of a deferral of earnings made pursuant to the terms of the Chicago Board Options Exchange Deferred Compensation Plan for Officers. A matching contribution and/or a profit sharing contribution made for a Participant pursuant to this paragraph shall be in addition to any matching contribution, if any, made for him or her for the applicable Plan Year pursuant to the Adoption Agreement.

6. If elected by the Participant on his or her initial election form, distribution of a Participant's entire interest in the Plan shall be made after the date of consummation of a Change in Control in accordance with Sections 1.07(a)(1)(G) and l.07(c)(l ); provided, however, that a Change in Control shall not include:

(a)any change in form of organization of the Employer from a non-stock entity to a stock corporation, or

(b)any public offering of the Employer's shares of stock after it becomes a stock corporation.

If the Participant fails to make an election, a Change in Control distribution shall not be made to the Participant.

7.     Article 7.02 shall be replaced in its entirety with the following:

7.02. Death. If provided by the Employer in Section 1.08(e)(2), the Account of a Participant or former Participant who dies before the distribution of his entire Account will be 100% vested, provided that at the time of his death he is earning Years of Service.

Each Participant from time to time, pursuant to a beneficiary designation form furnished by the Employer, may designate any legal or natural person or persons (who may be designated contingently or successively) to whom his or her Plan interest is to be paid if he or she dies before receiving the entire balance thereof. A beneficiary designation shall be effective only when the executed beneficiary form is delivered to the Employer in writing or by other method prescribed by the Employer while the Participant is alive and will cancel all beneficiary designation forms delivered earlier. Ifa deceased Participant fails to designate a beneficiary prior to his or her death, or if all designated beneficiaries predecease the Participant, his or her interest in the Plan shall be paid to his or her surviving spouse, or if none, to his or her lawful descendants, per stirpes, or if none survive him or her, to the legally appointed representatives of his or her estate, or if none are appointed within six months after the date of his or her death, to his or her heirs at law.

8. Section l.08(d) - Forfeiture. Notwithstanding the vesting schedules set forth in Sections l.08(a) and (b), if the employment of any Participant, including the Chairman of the Board of Directors of the Employer, shall be terminated by the Employer for Cause, the Matching Contributions and Discretionary Employer Contributions credited to the Account of the Participant shall be forfeited,

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     12/4/2012

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

and no amount shall be payable to or with respect to the Participant pursuant to the terms of the Plan. For purposes of this Section, Cause shall be deemed to exist if, and only if:

(a)A Participant shall engage, during the performance of his or her duties for the Employer, in acts or omissions constituting dishonesty, intentional breach of fiduciary obligation, or intentional wrongdoing or malfeasance;

(b)A Participant shall intentionally disobey or disregard a lawful and proper direction of the Board of Directors; or

(c)A Participant shall materially breach an employment agreement entered into between the Participant and the Employer and such breach by its nature is incapable of being cured, or such breach remains uncured for more than 30 days following receipt by the Participant of written notice from the Employer specifying the nature of the breach and demanding the cure thereof. For purposes of this clause (c), a material breach of any such employment agreement that involves inattention by the Participant to his or her duties under the employment agreement shall be deemed a breach capable of cure.

In addition, the Participant's employment shall be deemed to have terminated for Cause if, after the Participant's employment has terminated, facts and circumstances arising during the course of the Participant's employment are discovered that would have justified a termination for Cause.

The following shall not constitute Cause:

(a)    Any personal or policy disagreement between a Participant and the Employer, or any member of the Employer or of the Board of Directors, or

(b)    Any action taken by a Participant in connection with his or her duties for the Employer, or any failure to act, if the Participant acted or failed to act in good faith, and in a manner he or she reasonably believed to be in, and not opposed to, the best interest of the Employer, and he or she had no reasonable cause to believe his or her conduct was unlawful.

If the Matching Contributions and Discretionary Employer Contributions credited to the Account of a Participant shall be forfeited by reason of his or her termination of employment for Cause, the Employer shall give at least 30 days prior written notice to the Participant specifying in detail the reason or reasons constituting Cause.

9. In addition to the events indicated under Section 1.07(e), a Participant will be fully vested in his or her Account in the event of the termination of the Plan.

10. 8.0l(e) Notwithstanding anything herein to the contrary, with respect to any Specified Employee, if the applicable payment trigger is Separation from Service, then payment shall not commence before the date that is six months after the date of Separation from Service (or, if earlier, the date of death or Disability of the Specified Employee, pursuant to Section 7.02 and 7.07). Payments to which a Specified Employee would otherwise be entitled during the first six months following the date of Separation from Service are delayed by six months.

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     12/4/2012

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

The CORPORATEplan for RetirementSM
EXECUTIVE PLAN

Adoption Agreement

IMPORTANT NOTE

This document has not been approved by the Department of Labor, the Internal Revenue) Service or any other governmental entity. An Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states. An Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" under the Employee Retirement Income Security Act with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees cannot and do not provide legal or tax advice or opinions in connection with this document. This document does not constitute legal or tax advice or opinions and is not intended or written to be used, and it cannot be used by any taxpayer, for the purposes of avoiding penalties that may be imposed on the taxpayer. This document must be reviewed by the Employer's attorney prior to adoption.

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     6/13/2013
© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

ADOPTION AGREEMENT
ARTICLE l

1.01    PLAN INFORMATION

(a)	Name of Plan:

This is the Chicago Board Options Exchange Supplemental Retirement Plan (the "Plan").

1.02    EMPLOYER

(a)	Employer Name: Chicago Board Options Exchange, Inc.

(b)	The term “Employer” includes the following Related Employer(s)
(as defined in Section 2.01(a)(25)) participating in the Plan:

CBOE Futures Exchange, LLC

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     6/13/2013

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

AMENDMENT EXECUTION PAGE
(Fidelity's Copy)

Plan Name:     Chicago Board Options Exchange Supplemental Retirement Plan (the “Plan”)
Employer:     Chicago Board Options Exchange, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
1.02(b)	07/01/2013

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    Chicago Board Options Exchange, Inc.

By:        /s/ Peter Leo

Title:        Director, Human Resources

Date:        6/17/2013

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     6/13/2013

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

AMENDMENT EXECUTION PAGE
(Employer's Copy)

Plan Name:     Chicago Board Options Exchange Supplemental Retirement Plan (the “Plan”)
Employer:     Chicago Board Options Exchange, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

Section Amended	Effective Date
1.02(b)	07/01/2013

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    Chicago Board Options Exchange, Inc.

By:        /s/ Peter Leo

Title:        Director, Human Resources

Date:        6/17/2013

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                 6/13/2013

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

The CORPORATEplan for RetirementSM
EXECUTIVE PLAN

Adoption Agreement

IMPORTANT NOTE

This document has not been approved by the Department of Labor, the Internal Revenue) Service or any other governmental entity. An Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states. An Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" under the Employee Retirement Income Security Act with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees cannot and do not provide legal or tax advice or opinions in connection with this document. This document does not constitute legal or tax advice or opinions and is not intended or written to be used, and it cannot be used by any taxpayer, for the purposes of avoiding penalties that may be imposed on the taxpayer. This document must be reviewed by the Employer's attorney prior to adoption.

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     12/2/2013
© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

ADOPTION AGREEMENT
ARTICLE l

1.01    PLAN INFORMATION

(a)	Name of Plan:

This is the Chicago Board Options Exchange Supplemental Retirement Plan (the "Plan").

1.05    CONTRIBUTION ON BEHALF OF EMPLOYEES

(a)    Deferral Contributions (Complete all that apply):

(1) ☑
Deferral Contributions. Subject to any minimum or maximum deferral amount provided below, the Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the applicable calendar year (or portion of the applicable calendar year).

Deferral Contributions Type of Compensation	Dollar Amount		% Amount
	Min	Max	Min	Max
Base Compensation			0	20

(Note: With respect to each type of Compensation, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.)

(2) ☑     Deferral Contributions with respect to Bonus Compensation only. The
Employer requires Participants to enter into a special salary reduction agreement to make Deferral Contributions with respect to one or more Bonuses, subject to minimum and maximum deferral limitations, as provided in the table below.

Deferral Contributions Type of Bonus	Treated As		Dollar Amount		% Amount
	Performance Based	Non· Performance Based	Min	Max	Min	Max
Bonus Compensation	Yes				0	20

(Note: With respect to each type of Bonus, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages. In the event a bonus identified as a Performance-based Bonus above does not constitute a Performance-based

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     12/2/2013

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

Bonus with respect to any Participant, such Bonus will be treated as a Non-Performance-based Bonus with respect to such Participant.)

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     12/2/2013

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

AMENDMENT EXECUTION PAGE
(Fidelity's Copy)

Plan Name:     Chicago Board Options Exchange Supplemental Retirement Plan (the “Plan”)
Employer:     Chicago Board Options Exchange, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
1.05(a)(1)	01/01/2014
1.05(a)(2)	01/01/2014

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    Chicago Board Options Exchange, Inc.

By:        /s/ Deborah Woods

Title:        Vice President, Human Resources

Date:        12/12/2013

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     12/2/2013

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

AMENDMENT EXECUTION PAGE
(Employer's Copy)

Plan Name:     Chicago Board Options Exchange Supplemental Retirement Plan (the “Plan”)
Employer:     Chicago Board Options Exchange, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

Section Amended	Effective Date
1.05(a)(1)	01/01/2014
1.05(a)(2)	01/01/2014

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    Chicago Board Options Exchange, Inc.

By:        /s/ Deborah Woods

Title:        Vice President, Human Resources

Date:        12/12/2013

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     12/2/2013

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

The CORPORATEplan for RetirementSM
EXECUTIVE PLAN

Adoption Agreement

IMPORTANT NOTE

This document has not been approved by the Department of Labor, the Internal Revenue) Service or any other governmental entity. An Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states. An Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" under the Employee Retirement Income Security Act with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees cannot and do not provide legal or tax advice or opinions in connection with this document. This document does not constitute legal or tax advice or opinions and is not intended or written to be used, and it cannot be used by any taxpayer, for the purposes of avoiding penalties that may be imposed on the taxpayer. This document must be reviewed by the Employer's attorney prior to adoption.

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     04/14/2015
© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

ADOPTION AGREEMENT
ARTICLE l

1.01    PLAN INFORMATION

Name of Plan:

This is the Chicago Board Options Exchange Supplemental Retirement Plan (the "Plan").

1.05    CONTRIBUTION ON BEHALF OF EMPLOYEES

(b)    Matching Contributions (Choose (1) or (2) below, and (3) below, as applicable):

(1)	☑ The Employer shall make a Matching Contribution on behalf of each Employee
Participant in an amount described below:

(A) ☑     150% of the Employee Participant's Deferral Contributions for the
calendar year.

(B) □     The amount, if any, declared by the Employer in writing, which writing is hereby incorporated herein.

(C) □    Other: ____________________________________________________

(2) □
Matching Contribution Offset. For each Employee Participant who has made elective contributions (as defined in 26 CFR section l .40l(k)-6 ("QP Deferrals")) of the maximum permitted under Code section 402(g), or the maximum permitted under the terms of the _____________________________ Plan (the "QP"), to the QP, the Employer shall make a Matching Contribution in an amount equal to (A) minus (B) below:

(A)
The matching contributions (as defined in 26 CFR section l.40l (m)-1(a)(2) ("QP Match")) that the Employee Participant would have received under the QP on the sum of the Deferral Contributions and the Participant's QP Deferrals, determined as though-

•	no limits otherwise imposed by the tax law applied to such QP match; and

•	the Employee Participant's Deferral Contributions had been made to the QP.

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     04/14/2015

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

(B) The QP Match actually made to such Employee Participant under the QP for the applicable calendar year.

Provided, however, that the Matching Contributions made on behalf of any Employee Participant pursuant to this Section l .05(b)(2) shall be limited as provided in Section 4.02 hereof.

(3) ☑ Matching Contribution Limits (Check the appropriate box(es)):

(A) ☑    Deferral Contributions in excess of 4% of the Employee Participant's
Compensation for the calendar year shall not be considered for Matching Contributions.

(B) □ Matching Contributions for each Employee Participant for each calendar year shall be limited to $______.

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     04/14/2015

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

AMENDMENT EXECUTION PAGE
(Fidelity's Copy)

Plan Name:     Chicago Board Options Exchange Supplemental Retirement Plan (the “Plan”)
Employer:     Chicago Board Options Exchange, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
1.05(b)(1)(A)	05/01/2015

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    Chicago Board Options Exchange, Inc.

By:        /s/ Deborah Woods

Title:        Vice President, Human Resources

Date:        4/16/2015

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     04/14/2015

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

AMENDMENT EXECUTION PAGE
(Employer's Copy)

Plan Name:     Chicago Board Options Exchange Supplemental Retirement Plan (the “Plan”)
Employer:     Chicago Board Options Exchange, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

Section Amended	Effective Date
1.05(b)(1)(A)	05/01/2015

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    Chicago Board Options Exchange, Inc.

By:        /s/ Deborah Woods

Title:        Vice President, Human Resources

Date:        4/16/2015

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     04/14/2015

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

The CORPORATEplan for RetirementSM
EXECUTIVE PLAN

Adoption Agreement

IMPORTANT NOTE

This document has not been approved by the Department of Labor, the Internal Revenue) Service or any other governmental entity. An Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states. An Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" under the Employee Retirement Income Security Act with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees cannot and do not provide legal or tax advice or opinions in connection with this document. This document does not constitute legal or tax advice or opinions and is not intended or written to be used, and it cannot be used by any taxpayer, for the purposes of avoiding penalties that may be imposed on the taxpayer. This document must be reviewed by the Employer's attorney prior to adoption.

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     07/17/2015
© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

ADOPTION AGREEMENT
ARTICLE l

1.01    PLAN INFORMATION

(a)    Name of Plan:

This is the Chicago Board Options Exchange Supplemental Retirement Plan (the "Plan").

1.05    CONTRIBUTION ON BEHALF OF EMPLOYEES

(b)    Deferral Contributions (Complete all that apply):

(1) ☑
Deferral Contributions. Subject to any minimum or maximum deferral amount provided below, the Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the applicable calendar year (or portion of the applicable calendar year).

Deferral Contributions Type of Compensation	Dollar Amount		% Amount
	Min	Max	Min	Max
Base Compensation			0	50
(Note: With respect to each type of Compensation, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.)

(2) ☑     Deferral Contributions with respect to Bonus Compensation only. The
Employer requires Participants to enter into a special salary reduction agreement to make Deferral Contributions with respect to one or more Bonuses, subject to minimum and maximum deferral limitations, as provided in the table below.

Deferral Contributions Type of Bonus	Treated As		Dollar Amount		% Amount
	Performance Based	Non· Performance Based	Min	Max	Min	Max
Bonus Compensation	Yes				0	50

(Note: With respect to each type of Bonus, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages. In the event a bonus identified as a Performance-based Bonus above does not constitute a Performance-based

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     07/17/2015

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

Bonus with respect to any Participant, such Bonus will be treated as a Non-Performance-based Bonus with respect to such Participant.)

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     07/17/2015

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

AMENDMENT EXECUTION PAGE
(Fidelity's Copy)

Plan Name:     Chicago Board Options Exchange Supplemental Retirement Plan (the “Plan”)
Employer:     Chicago Board Options Exchange, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
1.05(a)(1)	8/1/2015
1.05(a)(2)	8/1/2015

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    Chicago Board Options Exchange, Inc.

By:        /s/ Deborah Woods

Title:        Vice President, Human Resources

Date:        7/20/2015

Plan Number: 44316                                         ECM NQ 2007 AA
(07/2007)                                                     07/17/2015

© 2007 Fidelity Management & Research Company

EXHIBIT 10.18

Amendment to Chicago Board Options Exchange Supplemental Retirement Plan

WHEREAS, Chicago Board Options Exchange, Inc. (the “Company”) maintains the Chicago Board Options Exchange Supplemental Retirement Plan, as amended and restated effective February 16, 2005, and as thereafter amended effective January 1, 2012, and August 1, 2015 (the “Plan”), for the benefit of certain officers and other key employees of the Company and its affiliates; and

WHEREAS, the Company now considers it desirable to amend the Plan to clarify that references to “Compensation” in the Plan shall exclude severance benefits.

NOW, THEREFORE, pursuant to Section 9.02 of the Plan, the Plan hereby is amended as follows:

1. Section (a)2 of Attachment B to the Plan is amended by deleting the last sentence thereof and inserting the following sentence in its place:

“Compensation shall specifically exclude (i) amounts contributed by the Employer under the Senior Executive Cafeteria Plan or any successor thereto and (ii) amounts payable to Participants as a severance benefit, including amounts payable under the CBOE Holdings, Inc. Executive Severance Plan (except as otherwise provided pursuant to Appendix C of the CBOE Holdings, Inc. Executive Severance Plan).”

Except as modified above, all other terms and conditions of the Plan shall remain in full force and effect as originally stated, and this amendment is hereby made a part of the Plan.

IN WITNESS WHEREOF, the Company has caused this amendment to be effective as of January 1, 2017.
CHICAGO BOARD OPTIONS EXCHANGE, INC.

By: /s/ Pamela Culpepper 12/29/2016
Date